NOTE 9 - CONVERTIBLE NOTE PAYABLE	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 9 - CONVERTIBLE NOTE PAYABLE

In March 2017, the Company entered into a financing agreement with an investor whereby the Company would issue unsecured convertible note agreements to the investor in the aggregate principal amount of $400,000 at 10% discount. The financing would be funded in tranches, each with the issuance of a separate convertible note agreement by the Company.

On March 31, 2017, the Company issued the first convertible note agreement (“first note”) in the principal amount of $100,000 at 10% discount. The first note matures on March 31, 2019 and is convertible into the Company’s common stock at a conversion price of $1.60 per share if no event of default has occurred and is converted prior to 180 days after the issuance date. If an event of default has occurred or the date of conversion is 180 days after the issuance date, the conversion price will be the lesser of $1.60 per share, or 70% of the second lowest closing bid price of the Company’s common stock for the 20 trading days immediately preceding the date of the conversion. In connection with the issuance of the first note, the Company paid $2,500 of commitment fee to the investor, $2,500 legal fees, and a finders fee of $5,950. Therefore, the Company received net proceeds of $79,050 at closing.

The Company’s board of directors approved issuance of 50,000 shares of the Company’s common stock to a director for his service as a consultant for the transaction. The Company determined that 16,000 shares of the total number of shares represent non-cash debt issuance costs directly related to the convertible notes financing and the remaining 34,000 shares represent compensation costs directly related to the sale of the Company’s common stock to this investor (see NOTE 10). As a result, the debt discount of $10,000, commitment fee of $2,500, legal fee of $2,500, commission to a third party consultant of $5,950 and the non-cash debt issuance costs of $26,400, totaling $47,350, were recorded as a direct reduction from the carrying value of the principal amount in the consolidated balance sheet at the time of the agreement. These costs were amortized as interest expense immediately upon issuance because the first note was immediately convertible by the note holder. The principle amount of $100,000 was repaid in June 2017 together with interest expense of $5,000.

The Company did not receive additional funding from the investor and therefore, no additional convertible note agreement was issued.